Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of FC BANC CORP. (the “Registrant”) hereby certifies that the Registrant’s Form 10-QSB for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John R. Christman
Name: John R. Christman
Title: President and Chief Executive Officer

Date: November 15, 2004

A signed original of this written statement required by Section 906 has been provided to FC BANC CORP.. and will be retained by FC BANC CORP.. and furnished to the Securities and Exchange Commission or its staff upon request.